SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the

Securities Exchange Act of 1934

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TRANSAMERICA SERIES TRUST

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TRANSAMERICA FUNDS

Transamerica International Growth

TRANSAMERICA SERIES TRUST

Transamerica Greystone International Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

June 1, 2018

Thank you for being a valued Transamerica investor.

We are reaching out to provide you with additional information regarding a new sub-adviser for each of Transamerica International Growth and Transamerica Greystone International Growth VP (each a “Fund” and collectively, the “Funds”). No action is required on your part. We do, however, ask that you review the enclosed Joint Information Statement, which contains information about the new sub-adviser for your Fund(s). We encourage you to store this document with your Transamerica investment information.

The Board unanimously approved the Funds’ new sub-adviser, Greystone Managed Investments Inc. (“Greystone”), who began sub-advising Transamerica International Growth on March 1, 2018 and Transamerica Greystone International Growth VP on May 1, 2018, replacing the Funds’ prior sub-adviser, MFS Investment Management (“MFS”). Based on the information provided by Transamerica Asset Management, Inc. (“TAM”) and Greystone, the Board believes this change is in the best interests of each of the Funds and their shareholders.

If you have any questions, please call the following numbers between 8 a.m. and 5 p.m., Eastern Time, Monday through Friday: 1-888-233-4339 for Transamerica International Growth or 1-800-851-9777 for Transamerica Greystone International Growth VP.

Thank you, again, for your continued business.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit Chairman, President and Chief Executive Officer

Joint Information Statement

TRANSAMERICA FUNDS

Transamerica International Growth

TRANSAMERICA SERIES TRUST

Transamerica Greystone International Growth VP

June 1, 2018

Summary

This joint information statement (“Joint Information Statement”) is being furnished by the Board of Trustees (the “Board” or “Board Members”) of Transamerica Funds and Transamerica Series Trust (“TST”) (each a “Trust” and collectively, the “Trusts”) to the respective shareholders of Transamerica International Growth and contract owners or policy holders holding interests in insurance company separate accounts invested in Transamerica Greystone International Growth VP (each a “Fund” and collectively, the “Funds”). Transamerica Funds and TST are each organized as Delaware statutory trusts.

Shares of Transamerica Greystone International Growth VP are offered to variable annuity and variable life insurance separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. These contract holders and policy owners are not shareholders of Transamerica Greystone International Growth VP. However, for ease of reference, shareholders of Transamerica International Growth and contract and policy owners of Transamerica Greystone International Growth VP are collectively referred in this Joint Information Statement as “shareholders.”

This Joint Information Statement provides information regarding the approval by the Board of a new sub-adviser for the Funds. The Funds are now sub-advised by Greystone Managed Investments Inc. (“Greystone” or the “Sub-Adviser”) pursuant to sub-advisory agreements between Transamerica Asset Management, Inc. (“TAM”) and Greystone (the “Greystone Sub-Advisory Agreements”). Copies of the Greystone Sub-Advisory Agreements are attached hereto as Exhibit A.

Greystone began sub-advising Transamerica International Growth on March 1, 2018, and Transamerica Greystone International Growth VP on May 1, 2018. Prior to those dates, MFS Investment Management (“MFS”) served as sub-adviser to each Fund. In connection with the change in sub-adviser, and as discussed in the applicable Prospectus, Summary Prospectus and Statement of Additional Information supplements dated December 21, 2017 for each Fund, and also reflected in Transamerica International Growth’s Prospectus, Summary Prospectus, and Statement of Additional Information dated March 1, 2018, and Transamerica Greystone International Growth VP’s Prospectus, Summary Prospectus, and Statement of Additional Information dated May 1, 2018, changes were also made to the Funds’ names, investment strategies, principal risks and portfolio managers. In addition, in connection with these changes, the management fee schedule payable by each Fund was lowered. TAM continues to serve as the Funds’ investment manager.

This Joint Information Statement is provided in lieu of a proxy statement to each Fund’s shareholders as of June 1, 2018 (the “Record Date”), pursuant to the terms of an exemptive order (the “Order”) issued by the U.S. Securities and Exchange Commission (the “SEC”) on August 5, 1998. The Order permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) subject to the approval of the Board, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the parties to the agreement (the “Independent Board Members”), without obtaining shareholder approval. Pursuant to the Order, however, each Fund is required to provide certain information about a new sub-advisory agreement to its shareholders.

A Notice of Internet Availability of the Joint Information Statement is being mailed on or about June 1, 2018. Each Fund will bear the costs associated with preparing and distributing this Joint Information Statement and the Notice of Internet Availability of the Joint Information Statement to their respective shareholders.

The annual reports of the Funds are sent to shareholders of record following each Fund’s fiscal year end. The fiscal year end of Transamerica International Growth is October 31. The fiscal year end of Transamerica Greystone International Growth VP is December 31. Each Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to a shareholder upon request. Such requests should be directed to the Funds by calling toll free 1-888-233-4339 for Transamerica International Growth and 1-800-851-9777 for Transamerica Greystone International Growth VP, or writing to the Funds at 1801 California Street, Suite 5200, Denver, CO 80202. Copies of the most recent annual and semi-annual report of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Notice of Internet Availability or this Joint Information Statement, as applicable, may be delivered to two or more shareholders who share an address, unless the Funds have received instructions to the contrary. Please contact the Funds at the address and phone number set forth above if you have any questions.

We Are Not Asking You For a Proxy and You Are Requested Not To Send Us a Proxy.

The Joint Information Statement will be available on the Transamerica website until at least December 1, 2018 at https://www.transamerica.com/media/tf-tst-mfs-to-greystone_tcm145-106495.pdf. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339 for Transamerica International Growth and 1-800-851-9777 for Transamerica Greystone International Growth VP.

TRANSAMERICA FUNDS

Transamerica International Growth

TRANSAMERICA SERIES TRUST

Transamerica Greystone International Growth VP

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Joint Information Statement?

A.	This Joint Information Statement is being furnished by the Board to provide information to shareholders of the Funds of a recent change in the sub-adviser of each Fund. The Board, upon the recommendation of TAM, has approved new Greystone Sub-Advisory Agreements between TAM and Greystone on behalf of each Fund.

The Funds have obtained exemptive relief from the SEC that permits TAM to enter into new sub-advisory agreements, subject to Board approval and without shareholder approval under certain circumstances. Pursuant to the exemptive order, the Funds have agreed to provide certain information regarding new sub-advisory agreements.

Q.	Am I being asked to vote on anything?

A.	No. This Joint Information Statement is being provided to each Fund’s shareholders in lieu of a proxy statement pursuant to the terms of the exemptive order. You are not being asked to vote on the hiring of the new sub-adviser, but you are encouraged to review this Joint Information Statement.

Q.	What is TAM’s role as a manager of managers?

A.	TAM acts as a “manager of managers” for the Funds. TAM recommended to the Board the hiring of Greystone and has entered into the Greystone Sub-Advisory Agreements with Greystone on behalf of the Funds. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of the sub-adviser, daily monitoring of the sub-adviser’s buying and selling of securities for each Fund, and regular review and evaluation of the sub-adviser’s performance and adherence to investment style and process.

Q.	Why was Greystone appointed as the new Sub-Adviser?

A.	After full and complete discussion, the Board approved the appointment of Greystone as the Sub-Adviser to the Funds in replacement of the Funds’ prior sub-adviser. Among other things, the Board reviewed and evaluated the performance of the previous sub-adviser and Greystone’s potential to provide the Funds with superior investment performance. The key factors considered by the Board are discussed later in the “Evaluation by the Board” section of this Joint Information Statement.

JOINT INFORMATION STATEMENT

This Joint Information Statement describes Greystone and the terms of the Greystone Sub-Advisory Agreements.

THE FUNDS AND THEIR MANAGEMENT AGREEMENTS

TAM, a Florida corporation located at 1801 California Street, Suite 5200, Denver, CO 80202, manages the assets of each Fund pursuant to Management Agreements (the “Management Agreements”), each dated March 1, 2016, which were last approved by the Board, including a majority of the Independent Board Members, on June 7-8, 2017. TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding, LLC (“AUSA”) (23%), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation and a publicly traded international insurance group.

Subject to the terms of each Management Agreement, TAM, among other things, (i) regularly provides each Fund with investment management services, including management, supervision and investment research and advice, (ii) furnishes a continuous investment program for each Fund’s portfolio of securities and other investments consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current registration statement, (iii) provides supervisory, compliance and administrative services to each Fund, and (iv) provides any additional services incidental to the foregoing services. TAM is permitted to enter into contracts with sub-advisers, subject to the Board’s approval. The services that TAM provides to the Funds under the Management Agreements are not expected to change in light of the change in sub-adviser for the Funds.

No officer or Board Member of the Funds is a director, officer or employee of Greystone. No officer or Board Member of the Funds, through the ownership of securities or otherwise, has any other material direct or indirect interest in Greystone or any other person controlling, controlled by or under common control with Greystone. Since the Record Date, none of the Board Members of the Funds have had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Greystone or any of its affiliates was or is to be a party.

TERMS OF THE PRIOR SUB-ADVISORY AGREEMENTS

Prior to March 1, 2018, MFS served as sub-adviser to Transamerica International Growth, and prior to May 1, 2018, MFS served as sub-adviser to Transamerica Greystone International Growth VP. MFS is located at 111 Huntington Avenue, Boston, MA 02199.

MFS provided sub-advisory services to each Fund pursuant to Investment Sub-Advisory Agreements between TAM and MFS on behalf of each Fund (the “MFS Sub-Advisory Agreements”). As sub-adviser to the Funds, MFS was responsible for sub-advising the assets of the Funds in a manner consistent with the terms of the MFS Sub-Advisory Agreements and the investment objective, strategies and policies of each Fund. The MFS Sub-Advisory Agreements were dated July 1, 2006 with respect to Transamerica International Growth, and April 30, 2007 with respect to Transamerica Greystone International Growth VP, each as amended, and were last approved by the Board, including a majority of the Independent Board Members, on June 7-8, 2017. The MFS Sub-Advisory Agreements were approved by each Fund’s initial shareholder prior to each Fund’s launch.

COMPARISON OF THE SUB-ADVISORY AGREEMENTS

Descriptions of the sub-advisory fee rates payable by TAM to Greystone under the Greystone Sub-Advisory Agreements and the sub-advisory fees paid by TAM to MFS under the MFS Sub-Advisory Agreements appear below under the caption “Sub-Advisory Fees.”

As discussed below under the caption “Evaluation by the Board,” the Greystone Sub-Advisory Agreements were approved by the Board at a meeting held December 6-7, 2017, and were effective as of March 1, 2018 with respect to Transamerica International Growth, and May 1, 2018 with respect to Transamerica Greystone International

Growth VP. Each Greystone Sub-Advisory Agreement has an initial term of two years from its effective date (unless sooner terminated in accordance with its terms). Thereafter, continuance of each Greystone Sub-Advisory Agreement is subject to the specific approval, at least annually, by vote of a majority of the Independent Board Members, at a meeting called for the purpose of voting on such approval, and by either the Board or an affirmative vote of the majority of outstanding voting securities (as that term is defined in the 1940 Act) of the applicable Fund.

The terms of the MFS Sub-Advisory Agreements and those of the Greystone Sub-Advisory Agreements are substantially similar. Under the Greystone Sub-Advisory Agreements, the sub-advisory fee rates payable by TAM to the Sub-Adviser have decreased. In addition, effective with the Greystone Sub-Advisory Agreements, a lower management fee schedule payable by the Funds to TAM went into effect. A description of the new management fee schedule and sub-advisory fee rates appear below under the captions “TAM Management Fees” and “Sub-Advisory Fees,” respectively.

Under the terms of the Greystone Sub-Advisory Agreements, subject to the supervision of each Trust’s Board and TAM, Greystone shall regularly provide the Funds (with respect to such portion of each Fund’s assets as shall be allocated to Greystone by TAM from time to time (the “Allocated Assets”)) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with each Fund’s investment objectives, policies and restrictions, as stated in each Fund’s current Prospectus and Statement of Additional Information, and subject to such other restrictions and limitations as directed by the officers of TAM or the Trust by reasonable notice in writing to Greystone. The MFS Sub-Advisory Agreements contained similar provisions.

Each Greystone Sub-Advisory Agreement provides that Greystone will place orders for the purchase and sale of portfolio securities with the issuer or with such broker-dealers who provide research and brokerage services to the Funds within the meaning of
Section 28(e) of the Securities Exchange Act of 1934, to Greystone, or to any other fund or account over which Greystone or its affiliates exercise investment discretion. Each Greystone Sub-Advisory Agreement also provides that, subject to such policies and procedures as may be adopted by the Board and officers of the Fund, Greystone may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, in such instances where Greystone has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Greystone’s overall responsibilities with respect to the Fund and to other funds and clients for which Greystone exercises investment discretion. The Board may adopt policies and procedures that modify and restrict Greystone’s authority regarding the execution of each of the Fund’s portfolio transactions. The MFS Sub-Advisory Agreements contained similar provisions.

Each Greystone Sub-Advisory Agreement provides that it: (i) may be terminated with respect to any Fund at any time, without penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Funds; (ii) may be terminated by TAM upon 30 days’ advance written notice to Greystone, without the payment of any penalty; (iii) may be terminated by Greystone upon 60 days’ advance written notice to TAM; and (iv) will terminate immediately in the event of its assignment (within the meaning of the 1940 Act) by Greystone and shall not be assignable by TAM without the consent of Greystone. The MFS Sub-Advisory Agreements contained similar provisions.

As compensation for the services performed by Greystone under the Greystone Sub-Advisory Agreements, TAM shall pay Greystone a fee as promptly as possible after the last day of each month, a fee, computed daily as a percentage of average daily net assets on an annual basis. As outlined below under “Sub-Advisory Fees,” the compensation TAM pays to Greystone under the Greystone Sub-Advisory Agreements is lower than that paid by TAM to MFS under the MFS Sub-Advisory Agreements and will potentially be lower in the future if certain additional breakpoints are reached at certain asset levels.

Each Greystone Sub-Advisory Agreement requires that Greystone, at its expense, supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to Greystone relating to the services provided pursuant to the Greystone Sub-Advisory Agreement, including such information that the Funds’ Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act. The MFS Sub-Advisory Agreements contained the same provisions.

Each Greystone Sub-Advisory Agreement states that Greystone shall be responsible only for rendering the services called for thereunder in good faith and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of services thereunder, provided that Greystone is not protected against any liability to TAM or the Funds to which Greystone would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Greystone Sub-Advisory Agreements. The MFS Sub-Advisory Agreements contained the same provisions.

Each Greystone Sub-Advisory Agreement provides that unless TAM advises Greystone in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, Greystone shall exercise voting rights incident to any security purchased with, or comprising a portion of, each Fund’s securities managed by Greystone, in accordance with Greystone’s proxy voting policies and procedures without consultation with TAM or the Funds. The MFS Sub-Advisory Agreements contained the same provisions.

Each Greystone Sub-Advisory Agreement provides that Greystone, in performance of its duties, is and shall be an independent contractor and, unless otherwise expressly provided in the Greystone Sub-Advisory Agreement or otherwise authorized in writing, shall have no authority to act for or represent the Funds of TAM in any way or otherwise be deemed to be an agent of the Funds or TAM. The MFS Sub-Advisory Agreements contained the same provisions.

Each Greystone Sub-Advisory Agreement requires Greystone to make certain representations and covenants, including concerning Greystone’s review of each Fund’s registration statement, the registration statement disclosure being consistent with the manner in which Greystone is managing each Fund, and Greystone’s commitment to promptly notify TAM and the Trusts in the event the registration statement disclosure becomes inaccurate or incomplete. The MFS Sub-Advisory Agreements contained the same provisions.

Each Greystone Sub-Advisory Agreement provides that it shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles.

Shareholders should refer to Exhibit A attached hereto for the complete terms of the Greystone Sub-Advisory Agreements. The summary of the Greystone Sub-Advisory Agreements set forth herein is qualified in its entirety by provisions of the Greystone Sub-Advisory Agreements as set forth in Exhibit A.

TAM MANAGEMENT FEES

In connection with the change in sub-adviser, the management fee rate payable by each Fund to TAM was reduced. Under the Management Agreements, each Fund currently pays TAM on an annual basis the following management fee based on its average daily net assets:

Transamerica International Growth and

Transamerica Greystone International Growth VP

First $500 million	0.77%
Over $500 million up to $1 billion	0.76%
Over $1 billion up to $2 billion	0.71%
Over $2 billion up to $3 billion	0.695%
Over $3 billion	0.68%

Prior to March 1, 2018 with respect to Transamerica International Growth, and prior to May 1, 2018 with respect to Transamerica Greystone International Growth VP, each Fund paid TAM a management fee of 0.905% of the first $500 million, 0.88% over $500 million up to $1 billion, 0.83% over $1 billion up to $1.5 billion, 0.805% over $1.5 billion up to $2 billion, and 0.78% in excess of $2 billion for its services with respect to the Fund’s average daily net assets on an annual basis.

The net assets are equal to the market value of each Fund. Fees are accrued daily and paid by each Fund monthly. As of April 30, 2018, the net assets of Transamerica International Growth were $1,422,986,432 and the net assets of Transamerica Greystone International Growth VP were $562,656,480.

Transamerica International Growth

The following chart compares the actual management fees paid by the Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended October 31, 2017 to a hypothetical example of management fees that would have been paid by the Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from November 1, 2016 through October 31, 2017 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from November 1, 2016 through October 31, 2017 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$11,087,808	$9,460,125	14.68%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$11,087,808	$9,460,125	14.68%

Transamerica Greystone International Growth VP

The following chart compares the actual management fees paid by the Fund to TAM (with and without regard to waivers/expense reimbursements) for the fiscal year ended December 31, 2017 to a hypothetical example of management fees that would have been paid by the Fund to TAM for the same period under the new management fee schedule, and also shows the percentage difference between the actual and hypothetical values.

	Actual Management Fees Payable to TAM from January 1, 2017 through December 31, 2017 under Former Management Fee Schedule	Hypothetical Management Fees Payable to TAM from January 1, 2017 through December 31, 2017 under New Management Fee Schedule	Percent Difference
Management Fees Payable to TAM Prior to Waivers/Expense Reimbursements	$3,952,479	$3,337,006	15.57%
Management Fees Payable to TAM After Waivers/Expense Reimbursements	$3,952,479	$3,337,006	15.57%

SUB-ADVISORY FEES

Under the Greystone Sub-Advisory Agreements, TAM (not the Funds) pays Greystone the following sub-advisory fees for its services with respect to each Fund’s average daily net assets on an annual basis:

Transamerica International Growth

Transamerica Greystone International Growth VP

First $1 billion	0.27%
Over $1 billion up to $2 billion	0.25%
Over $2 billion	0.24%

Under the MFS Sub-Advisory Agreements, TAM (not the Funds) paid MFS 0.425% of the first $500 million, 0.40% over $500 million up to $1 billion, 0.375% over $1 billion up to $1.5 billion, 0.35% over $1.5 billion up to $2 billion, and 0.325% in excess of $2 billion with respect to each Fund’s average daily net assets on an annual basis.

Under both the Greystone Sub-Advisory Agreements and the MFS Sub-Advisory Agreements, assets are aggregated across the Funds for purposes of reaching breakpoints in the sub-advisory fee schedules.

Transamerica International Growth

The following chart compares the actual sub-advisory fees paid by TAM to MFS for the fiscal year ended October 31, 2017 to a hypothetical example of sub-advisory fees that would have been paid by TAM to Greystone for the same period under the Greystone Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to MFS from November 1, 2016 through October 31, 2017 under MFS Sub- Advisory Agreement	Hypothetical Management Fees Payable by TAM to Greystone from November 1, 2016 through October 31, 2017 under Greystone Sub-Advisory Agreement	Percent Difference
$5,010,509	$3,286,030	34.42%

Transamerica Greystone International Growth VP

The following chart compares the actual sub-advisory fees paid by TAM to MFS for the fiscal year ended December 31, 2017 to a hypothetical example of sub-advisory fees that would have been paid by TAM to Greystone for the same period under the Greystone Sub-Advisory Agreement, and also shows the percentage difference between the actual and hypothetical values.

Actual Sub-Advisory Fees Payable by TAM to MFS from January 1, 2017 through December 31, 2017 under MFS Sub-Advisory Agreement	Hypothetical Management Fees Payable by TAM to Greystone from January 1, 2017 through December 31, 2017 under Greystone Sub-Advisory Agreement	Percent Difference
$1,714,138	$1,134,782	33.80%

INFORMATION REGARDING THE SUB-ADVISER

Greystone has been a registered investment adviser since March 2016. As of December 31, 2017, Greystone had approximately $26.9 billion in total assets under management. Greystone is a wholly-owned subsidiary of Greystone Capital Management Inc., a company formed in 1988 and registered in Saskatchewan as an adviser in the category of portfolio manager. Greystone’s principal business address is 300-1230 Blackfoot Drive, Regina, Saskatchewan S4S 7G4, Canada.

Portfolio Managers

Name	Sub-Adviser	Positions Over Past Five Years
Alfred Li, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the fund since 2018; employee of Greystone Managed Investments Inc. since 2006; Vice-President & Co-Lead, International Equity

Jeff Tiefenbach, CFA	Greystone Managed Investments Inc.	Portfolio Manager of the fund since 2018; employee of Greystone Managed Investments Inc. since 2005; Chief Investment Officer, Public Equities

Management and Governance. Listed below are the names, positions and principal occupations of the directors and principal executive officers of Greystone as of April 30, 2018. The principal address of each individual as it relates to his or her duties at Greystone is the same as that of Greystone.

Name	Position with Greystone
Robert L. Vanderhooft, CFA	Chief Executive Officer & Chief Investment Officer
Jacqueline Hatherly, LLB	Chief Compliance Officer & Senior Legal Counsel
Ted R. Welter	Managing Director & Chief Investment Officer, Alternative Investments
Louis R. Martel, CFA, FSA, FCIA, ICD.D	Managing Director & Chief Strategist
Tom N. Mamic, CPA, CA,	Managing Director & Chief Financial Officer
Frank H. Hart, FCMC,	Vice-Chair, Managing Director & Chief Risk Officer
Jeff L. Robertson, CFA	President, Managing Director & Chief Operating Officer

Management Activities. Greystone does not act as an adviser or sub-adviser for any registered investment companies with investment objectives similar to the Funds.

EVALUATION BY THE BOARD

At a meeting of the Board held on December 6-7, 2017, the Board considered the termination of MFS as sub-adviser for the Funds and the approval of Greystone as replacement sub-adviser. Following their review and consideration, the Board Members determined that the terms of the Greystone Sub-Advisory Agreements were reasonable, and that the termination of MFS as sub-adviser to each Fund and approval of the Greystone Sub-Advisory Agreements was in the best interests of each Fund and its shareholders. The Board, including the Independent Board Members, unanimously approved the Greystone Sub-Advisory Agreements with respect to the Funds for an initial two-year period and authorized TAM to terminate the MFS Sub-Advisory Agreements with respect to the Funds.

To assist the Board Members in their consideration of the Greystone Sub-Advisory Agreements, the Board Members requested and received from TAM and Greystone certain materials and information in advance of the meeting. The Board Members then reviewed such information as they deemed reasonably necessary to evaluate the Greystone Sub-Advisory Agreements. In addition, the Independent Board Members consulted with counsel, including independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Independent Board Members’ deliberations.

Among other matters, the Board Members considered:

(a)	that Greystone is an experienced asset management firm and TAM believes that Greystone has the capabilities, resources and personnel necessary to provide sub-advisory services to each Fund based on an assessment of Greystone’s organization, investment personnel and experience managing the proposed investment strategy;

(b)	the proposed responsibilities of Greystone for the Funds and the sub-advisory services expected to be provided by it;

(c)	that the management fee rate and total annual fund operating expenses paid by each Fund would decrease;

(d)	that the proposed sub-advisory fees payable to Greystone by TAM are fair and reasonable in relation to the services to be provided by Greystone;

(e)	the fact that the sub-advisory fees payable to Greystone would be paid by TAM and not the Funds;

(f)	that TAM advised the Board Members that the average daily net assets of the Funds will be aggregated for purposes of calculating the sub-advisory fees paid by TAM to Greystone; and

(g)	that TAM recommended to the Board Members that Greystone be appointed to replace MFS based on MFS’s underperformance compared to each Fund’s benchmark and international growth peer group, as well as the recent portfolio manager change.

In their deliberations, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. The Board Members based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Greystone under each Sub-Advisory Agreement, the Board Members considered, among other things, information provided by TAM and Greystone regarding the operations, facilities, organization and personnel of Greystone, the anticipated ability of Greystone to perform its duties under the Sub-Advisory Agreements, and the proposed changes to the Funds’ current investment programs and other practices.

The Board Members also considered the experience of Greystone’s portfolio managers and Greystone’s strategy to add value by identifying companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability. In addition, the Board noted Greystone’s belief in acting with conviction and building focused portfolios with what they consider high-impact characteristics; and the team decision-making that is another principle in Greystone’s philosophy.

Based on their review of the materials provided and the information they had received from TAM and Greystone, the Board Members concluded that Greystone is capable of providing sub-advisory services to each Fund that are appropriate in scope and extent in light of the proposed investment programs for such Funds.

Investment Performance. The Board Members considered Greystone’s past performance, investment management experience, capabilities and resources. The Board Members reviewed the historical performance of Greystone’s International Equity investment strategy proposed to be used in managing the Funds. The Board Members noted that the International Equity strategy’s returns ranked in the top quartile of the Funds’ peer groups and out-performed the Funds and their benchmark across the one-, three-, five-, and seven-year periods ended September 30, 2017.

The Board Members further noted that TAM believes that the appointment of Greystone will benefit investors by offering them the potential for improved performance. On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the services to be provided by Greystone, the Board Members concluded that Greystone is capable of generating a level of investment performance that is appropriate in light of the Funds’ proposed new principal investment strategies.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedule under each Sub-Advisory Agreement with Greystone. The Board Members noted that each proposed sub-advisory fee schedule payable by TAM to Greystone is lower at all asset levels than the current sub-advisory fee schedule for MFS, noting that TAM has negotiated with Greystone to have the assets of each Fund aggregated for purposes of computing breakpoints in the sub-advisory fee schedules. The Board Members further noted that investors are expected to benefit from both a lower management fee schedule and lower overall expenses. The Board Members also considered that although the net management fee retained by TAM would increase with respect to Transamerica International Equity Opportunities, the proposed management fee rates payable by both Funds to TAM would decrease at all asset levels.

On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fee to be received by Greystone under each Sub-Advisory Agreement is reasonable in light of the sub-advisory services to be provided.

With respect to Greystone’s costs and profitability in providing sub-advisory services to the Funds, the Board Members noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and Greystone. As a result, the Board Members did not consider Greystone’s anticipated profitability as material to its decision to approve the Sub-Advisory Agreements. The Board Members considered that the proposed fee schedules, and the aggregation of the average daily net assets of the Funds for purposes of calculating the sub advisory fees paid by TAM to Greystone, would result in an increase in the net management fees retained by TAM for Transamerica International Equity Opportunities and a decrease in the net management fees retained for Transamerica MFS International Equity VP.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the Sub-Advisory Agreements with Greystone reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the existence of breakpoints in both the management and sub-advisory fee schedules. The Board Members concluded that, in the future, they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Funds to TAM and sub-advisory fees payable by TAM to Greystone in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by Greystone from its relationship with each Fund. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationship with Greystone, and that Greystone may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of the Sub-Advisory Agreements with Greystone is in the best interests of each Fund and its shareholders and unanimously approved the Sub-Advisory Agreements.

BROKERAGE INFORMATION

With respect to Transamerica International Growth, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or Greystone for the fiscal year ended October 31, 2017.

With respect to Transamerica Greystone International Growth VP, there were no brokerage commissions incurred on security transactions placed with affiliates of TAM or Greystone for the fiscal year ended December 31, 2017.

ADDITIONAL INFORMATION

TAM, the Trusts’ investment manager, Transamerica Fund Services, Inc., the Trusts’ transfer agent, and Transamerica Capital, Inc., the Trusts’ principal underwriter, are each located at 1801 California Street, Suite 5200, Denver, CO 80202.

As of April 30, 2018, the Board Members and officers of Transamerica International Growth, individually and as a group, owned beneficially less than 1% of the outstanding shares of Transamerica International Growth. As of April 30, 2018, the Board Members and officers of Transamerica Greystone International Growth VP, individually and as a group, owned beneficially less than 1% of the outstanding shares of Transamerica Greystone International Growth VP.

As of April 30, 2018, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica International Growth:

Name & Address	Fund Name	Class	Percent
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Growth	A	57.47%
Manijeh Rahsepar Mohammadi TOD 1131 Campbell St Apt 225 Glendale CA 91207-1686	Transamerica International Growth	A	42.53%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Growth	I	100.00%
Transamerica Asset Allocation-Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	26.14%
Transamerica Asset Allocation-Moderate VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	21.89%
Transamerica International Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	14.54%
Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	9.75%
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	8.62%
Transamerica Asset Allocation-Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	I2	7.24%
Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica International Growth	R6	100.00%

As of April 30, 2018, the following persons owned of record 5% or more of the outstanding shares of the class identified of Transamerica Greystone International Growth VP:

Name & Address	Fund Name	Class	Percent
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct D 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	27.12%
Blackrock Tactical Allocation VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Greystone International Growth VP	INI	22.27%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	20.98%
AEGON Financial Partners - Florida Transamerica Premier Life Ins Co WRL Series Life Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	9.67%
TCM Division Transamerica Premier Life Ins Co WRL Series Annuity Account 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	9.59%
TCM Division Merrill Lynch Life Insurance Co Ml Life VA Separate Acct A 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	INI	7.26%
TCM Division Transamerica Life Insurance Company Separate Account VA B 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	SVC	79.56%
TCM Division Transamerica Financial Life Ins Co Separate Account VA Bny 4333 Edgewood Rd NE Cedar Rapids IA 52499-3830	Transamerica Greystone International Growth VP	SVC	16.42%

Any shareholder who holds beneficially 25% or more of a Fund may be deemed to control the Fund until such time as such shareholder holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the consent or approval of other shareholders.

As of April 30, 2018, the following shareholder owned of record 25% or more of the outstanding shares of Transamerica International Growth:

Name & Address	Fund Name	Shares	Percentage of Fund Owned
Transamerica Asset Allocation- Moderate Growth VP Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica International Growth	41,427,134.283	26.14%

As of April 30, 2018, no shareholder owned of record 25% or more of the outstanding shares of Transamerica Greystone International Growth VP.

Each of the Trusts is a Delaware statutory trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Funds, or for the Trusts as a whole, for purposes such as electing or removing Board Members, changing fundamental policies or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trusts at the Trusts’ office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,
Transamerica Funds
Transamerica Series Trust

Tané T. Tyler
Vice President, Associate General Counsel,
Chief Legal Officer and Secretary
Transamerica Asset Management, Inc.

June 1, 2018

EXHIBIT A

INVESTMENT SUBADVISORY AGREEMENT

GREYSTONE MANAGED INVESTMENTS INC.

This Agreement, entered into as of March 1, 2018 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Greystone Managed Investments, Inc., a corporation under the federal laws of Canada (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish such services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, and subject to such other written restrictions and limitations provided by officers of TAM or the Trust to the Subadviser in writing (such restrictions and limitations, the “Limitations”) and to the provisions of Section 2(h), the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information (“Investment Guidelines”). Subject to any existing Limitations, the Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund may invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the Investment Guidelines of the Fund referred to above, any Limitations, and any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as agent of the Fund to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion. The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	TAM, on behalf of the Fund, hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and TAM, on behalf of the Fund, hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

For the avoidance of doubt, TAM is responsible for: (i) compliance with all applicable regulations relating to the reporting of proxy votes for the Fund, including all required reports on SEC Form N-PX, provided, however, that the Subadviser is responsible for providing proxy voting information to TAM in connection with TAM’s preparation of Form N-PX; and (ii) making any and all filings in connection with any securities litigation, class action lawsuits and bankruptcy, insolvency or workout proceedings relating to securities held or that were held by the Fund, or, unless otherwise delegated to the Subadviser, related to reporting requirements under federal and state securities laws and/or any foreign laws (as applicable) that may arise in respect of securities held in the Fund, including without limitation, filings required by the SEC or any other applicable regulatory agency (including required reporting related to short positions held in the Fund). The Subadviser shall not incur any liability to TAM by reason of any exercise of, or failure to exercise, TAM’s discretion in respect of such filings.

(e)	The Subadviser agrees to provide, upon request, reasonable assistance to TAM, the Trust’s Valuation Committee and the Fund’s pricing agent in making determinations of the fair value of the Fund’s portfolio securities in accordance with the Trust’s valuation procedures. From time to time in its discretion, the Subadviser may review the security valuations in accordance with the Subadviser’s own pricing hierarchy and validation logic and will notify TAM on a reasonable basis if Subadviser becomes aware of any material differences (as defined by the Subadviser) between Subadviser’s internal valuations and TAM’s custodial valuations. The Subadviser will seek to notify TAM promptly if it believes, based on differences between the Fund’s valuation of a security that is a part of the Allocated Assets and the Subadviser’s valuation of the same security for another account under its management, the Fund has incorrectly valued the security to a material extent. In addition, the Subadviser will be available upon request of TAM to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings. Notwithstanding the foregoing, the Subadviser shall not be responsible for any valuation determinations made with respect to the Fund.

(f)

All directions, instructions or Limitations by or on behalf of the Fund or TAM to the Subadviser shall be in writing signed by an authorized agent of the Fund or TAM, confirmed in writing. For purposes of this Agreement, the term “in writing”, shall include directions given by facsimile or electronic mail. A list of persons authorized to give instructions to the Subadviser hereunder is set out in Schedule B to this Agreement. The Fund or TAM may revise the list of authorized persons from time to time by sending the Subadviser a revised list which has been certified by a duly authorized agent of the Fund or TAM. The Subadviser shall incur no liability whatsoever in relying upon any direction from, or document signed by, any person reasonably believed by Subadviser to be authorized to give or sign the same, whether or not the authority of such person is then effective.

(g)	TAM shall endeavor to provide Subadviser reasonable advance notice, to the extent practicable under the circumstances, of any instructions, directions or amendments to the Investment Guidelines, Limitations, Governing Documents or any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser (“Amendments”). TAM and the Fund agree and acknowledge that the Subadviser may not be able to comply immediately with such instructions, directions or Amendments. The Subadviser agrees to implement any such instructions, directions or Amendments as soon as reasonably practicable after their receipt from TAM; provided, however, that if after receipt Subadviser determines, acting reasonably, that it is unable to comply with such instruction, directions or Amendments it will promptly notify TAM. In such instances, the parties agree to seek in good faith an appropriate resolution with respect to the proposed instruction, direction or Amendment.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser in accordance with its allocation policies. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time upon request.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM (not the Fund) shall pay the Subadviser a fee out of the management fee it receives with respect to the Fund, as promptly as possible after the last day of each month, computed daily at the annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon thirty days’ written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving sixty days’ advance written notice to TAM. TAM or the Subadviser may also terminate the Agreement immediately in the event of a material breach of this Agreement by the other party. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 10, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates. TAM acknowledges that the Investment Guidelines and Limitations, and any other restrictions or conditions placed on the Subadviser by TAM, could, under extraordinary circumstances, limit the Subadviser’s ability to implement the Fund’s investment program.

11. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (the “Registration Statement”), each in the form provided by TAM to Subadviser, and Subadviser agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, that are provided by TAM to Subadviser. Subadviser represents and warrants that, solely with respect to the disclosure about the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement about the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact about the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”) as of the effective date of this Agreement is consistent with the manner in which the Subadviser is expected to manage the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for the Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Trust and TAM shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations. This section will survive any termination of this Agreement.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC or its Staff by any rule, regulation or order.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of the Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by it by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17. Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

TRANSAMERICA ASSET MANAGEMENT, INC.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: Legal Department

All notices provided to Subadviser will be sent to the attention of:

GREYSTONE MANAGED INVESTMENTS INC.

300 Park Centre, 1230 Blackfoot Drive

Regina, Saskatchewan S4S 7G4

Attention: Legal Counsel

Facsimile Number: (306) 586-1631

Email: Legal@greystone.ca

TAM and Subadviser agree that instructions or other communications related to this Agreement may be transmitted via the internet or other similar media, and that there is no guarantee that such communications will be delivered to the intended recipient promptly, in the correct format or at all.

18. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19. FORM ADV. TAM and the Fund acknowledge receipt of Part 2 of Subadviser’s Form ADV prior to entering into this Agreement, and acknowledge its understanding of the potential conflicts of interest disclosed therein.

20. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

21. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

22. Interpretation. Nothing contained herein shall be deemed to require the Trust or Subadviser to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

23. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Director, Investments

GREYSTONE MANAGED INVESTMENTS INC.

By:	/s/ Jeff Robertson
Name:	Jeff Robertson
Title:	President & Managing Director

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica International Growth	0.27% of the first $1 billion;** 0.25% over $1 billion up to $2 billion: 0.24% over $2 billion

*	As a percentage of net assets on an annual basis
**	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica Greystone International Growth VP.

Schedule B

Authorized Agents of Transamerica Asset Management, Inc.

INVESTMENT SUBADVISORY AGREEMENT

GREYSTONE MANAGED INVESTMENTS INC.

This Agreement, entered into as of May 1, 2018 by and between Transamerica Asset Management, Inc., a Florida corporation (referred to herein as “TAM”) and Greystone Managed Investments, Inc., a corporation under the federal laws of Canada (referred to herein as the “Subadviser”).

TAM is the investment adviser to Transamerica Series Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”). TAM wishes to engage the Subadviser to provide certain investment advisory services to each series of the Trust listed on Schedule A hereto (the “Fund”). The Subadviser desires to furnish such services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1. Appointment. In accordance with the Investment Advisory Agreement between the Trust and TAM (the “Advisory Agreement”), TAM hereby appoints the Subadviser to act as subadviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Subadviser accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2. Subadvisory Services. In its capacity as subadviser to the Fund, the Subadviser shall have the following responsibilities:

(a)	Subject to the supervision of the Trust’s Board of Trustees (the “Board”) and TAM, and subject to such other written restrictions and limitations provided by officers of TAM or the Trust to the Subadviser in writing (such restrictions and limitations, the “Limitations”) and to the provisions of Section 2(h), the Subadviser shall regularly provide the Fund with respect to such portion of the Fund’s assets as shall be allocated to the Subadviser by TAM from time to time (the “Allocated Assets”) with investment research, advice, management and supervision and shall furnish a continuous investment program for the Allocated Assets consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information (“Investment Guidelines”). Subject to any existing Limitations, the Subadviser shall, with respect to the Allocated Assets, determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the Allocated Assets will be held in the various securities and other investments in which the Fund may invest, and shall implement those decisions (including the negotiation and execution of investment documentation and agreements, including, without limitation, swap, futures, options and other agreements with counterparties, on the Fund’s behalf as the Subadviser deems appropriate from time to time in order to carry out its responsibilities hereunder, provided the Subadviser provides TAM prompt notice of any new investment agreements and any material amendments to existing investment agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws, as may be amended from time to time (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the Investment Guidelines of the Fund referred to above, any Limitations, and any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser. The Subadviser’s responsibility for providing investment research, advice, management and supervision to the Fund is limited to that discrete portion of the Fund represented by the Allocated Assets and the Subadviser is prohibited from directly or indirectly consulting with any other subadviser for a portion of the Fund’s assets concerning Fund transactions in securities or other assets. The Subadviser is authorized as agent of the Fund to give instructions with respect to the Allocated Assets to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

The Subadviser will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which the Subadviser or its affiliates exercise investment discretion.

The Subadviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Subadviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict the Subadviser’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)	TAM, on behalf of the Fund, hereby authorizes any entity or person associated with the Subadviser which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and TAM, on behalf of the Fund, hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, the Subadviser agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which the Subadviser or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by the Subadviser or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to the Subadviser and its directors and officers.

(d)	Unless TAM advises the Subadviser in writing that the right to vote proxies has been expressly reserved to TAM or the Trust or otherwise delegated to another party, the Subadviser shall exercise voting rights incident to any security purchased with, or comprising a portion of, the Allocated Assets, in accordance with the Subadviser’s proxy voting policies and procedures without consultation with TAM or the Fund. The Subadviser agrees to furnish a copy of its proxy voting policies and procedures, and any amendments thereto, to TAM.

For the avoidance of doubt, TAM is responsible for: (i) compliance with all applicable regulations relating to the reporting of proxy votes for the Fund, including all required reports on SEC Form N-PX, provided, however, that the Subadviser is responsible for providing proxy voting information to TAM in connection with TAM’s preparation of Form N-PX; and (ii) making any and all filings in connection with any securities litigation, class action lawsuits and bankruptcy, insolvency or workout proceedings relating to securities held or that were held by the Fund, or, unless otherwise delegated to the Subadviser, related to reporting requirements under federal and state securities laws and/or any foreign laws (as applicable) that may arise in respect of securities held in the Fund, including without limitation, filings required by the SEC or any other applicable regulatory agency (including required reporting related to short positions held in the Fund). The Subadviser shall not incur any liability to TAM by reason of any exercise of, or failure to exercise, TAM’s discretion in respect of such filings.

(e)	The Subadviser agrees to provide, upon request, reasonable assistance to TAM, the Trust’s Valuation Committee and the Fund’s pricing agent in making determinations of the fair value of the Fund’s portfolio securities in accordance with the Trust’s valuation procedures. From time to time in its discretion, the Subadviser may review the security valuations in accordance with the Subadviser’s own pricing hierarchy and validation logic and will notify TAM on a reasonable basis if Subadviser becomes aware of any material differences (as defined by the Subadviser) between Subadviser’s internal valuations and TAM’s custodial valuations. The Subadviser will seek to notify TAM promptly if it believes, based on differences between the Fund’s valuation of a security that is a part of the Allocated Assets and the Subadviser’s valuation of the same security for another account under its management, the Fund has incorrectly valued the security to a material extent. In addition, the Subadviser will be available upon request of TAM to consult with TAM in the event of a pricing problem and to participate in the Trust’s Valuation Committee meetings. Notwithstanding the foregoing, the Subadviser shall not be responsible for any valuation determinations made with respect to the Fund.

(f)	All directions, instructions or Limitations by or on behalf of the Fund or TAM to the Subadviser shall be in writing signed by an authorized agent of the Fund or TAM, confirmed in writing. For purposes of this Agreement, the term “in writing”, shall include directions given by facsimile or electronic mail. A list of persons authorized to give instructions to the Subadviser hereunder is set out in Schedule B to this Agreement. The Fund or TAM may revise the list of authorized persons from time to time by sending the Subadviser a revised list which has been certified by a duly authorized agent of the Fund or TAM. The Subadviser shall incur no liability whatsoever in relying upon any direction from, or document signed by, any person reasonably believed by Subadviser to be authorized to give or sign the same, whether or not the authority of such person is then effective.

(g)	TAM shall endeavor to provide Subadviser reasonable advance notice, to the extent practicable under the circumstances, of any instructions, directions or amendments to the Investment Guidelines, Limitations, Governing Documents or any other specific policies adopted by the Board and disclosed to and acknowledged by the Subadviser (“Amendments”). TAM and the Fund agree and acknowledge that the Subadviser may not be able to comply immediately with such instructions, directions or Amendments. The Subadviser agrees to implement any such instructions, directions or Amendments as soon as reasonably practicable after their receipt from TAM; provided, however, that if after receipt Subadviser determines, acting reasonably, that it is unable to comply with such instruction, directions or Amendments it will promptly notify TAM. In such instances, the parties agree to seek in good faith an appropriate resolution with respect to the proposed instruction, direction or Amendment.

3. Activities of the Subadviser. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Subadviser to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for the Fund and one or more other accounts of the Subadviser is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Subadviser in accordance with its allocation policies. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with the Subadviser’s policies and procedures as presented to the Board from time to time upon request.

4. Allocation of Charges and Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by TAM or the Subadviser incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)	The Fund shall pay its allocable share of (i) fees payable to TAM pursuant to the Advisory Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TAM); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of, or claim for damage or other relief asserted against, the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)	TAM shall pay all expenses incurred by it in the performance of its duties under this Agreement. TAM shall also pay all fees payable to the Subadviser pursuant to this Agreement.

(c)	The Subadviser shall pay all expenses incurred by it in the performance of its duties under this Agreement.

5. Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)	TAM shall cause the Subadviser to be kept fully informed at all times with regard to the securities owned by the Fund, its funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. TAM shall furnish the Subadviser with such other documents and information with regard to the Fund’s affairs as the Subadviser may from time to time reasonably request.

(b)	The Subadviser, at its expense, shall supply the Board, the officers of the Trust and TAM with all information and reports reasonably required by them and reasonably available to the Subadviser relating to the services provided by the Subadviser hereunder, including such information the Fund’s Chief Compliance Officer reasonably believes necessary for compliance with Rule 38a-1 under the 1940 Act.

6. Compensation of the Subadviser. As compensation for the services performed by the Subadviser, TAM (not the Fund) shall pay the Subadviser a fee out of the management fee it receives with respect to the Fund, as promptly as possible after the last day of each month, computed daily at the annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due the Subadviser for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund or, if less, the portion thereof comprising the Allocated Assets, in that period from the beginning of such month to such date of termination, and shall be prorated according to the ratio that the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund, or portion thereof comprising the Allocated Assets, shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

7. Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or the Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of the Subadviser or any affiliated company of the Subadviser, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of the Subadviser’s or any affiliated company’s staff.

8. Term. This Agreement shall continue in effect with respect to the Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

9. Termination. This Agreement may be terminated with respect to the Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities. This Agreement may also be terminated by TAM upon thirty days’ written notice to the Subadviser, without the payment of any penalty. The Subadviser may terminate the Agreement only upon giving sixty days’ advance written notice to TAM. TAM or the Subadviser may also terminate the Agreement immediately in the event of a material breach of this Agreement by the other party. This Agreement shall terminate automatically in the event of its assignment by the Subadviser and shall not be assignable by TAM without the consent of the Subadviser. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

10. Liability of the Subadviser. The Subadviser may rely on information reasonably believed by it to be accurate and reliable. The Subadviser assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the Fund, provided that nothing in this Agreement shall protect the Subadviser against any liability to TAM or the Fund to which the Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 10, the term the “Subadviser” shall include any affiliates of the Subadviser performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of the Subadviser and such affiliates. TAM acknowledges that the Investment Guidelines and Limitations, and any other restrictions or conditions placed on the Subadviser by TAM, could, under extraordinary circumstances, limit the Subadviser’s ability to implement the Fund’s investment program.

11. Registration Statement Disclosures. The Subadviser represents, warrants and agrees that it has reviewed the Trust’s current registration statement on Form N-1A with respect to the Fund as filed with the SEC and any amendments or supplements thereto, including without limitation any supplements filed pursuant to Rule 497 under the Securities Act of 1933 (the “Registration Statement”), each in the form provided by TAM to Subadviser, and Subadviser agrees to promptly review future amendments or supplements to the Registration Statement that relate to the Subadviser or the Fund, that are provided by TAM to Subadviser. Subadviser represents and warrants that, solely with respect to the disclosure about the Subadviser, including any performance information the Subadviser provides that is included in or serves as the basis for information included in the Registration Statement, the Registration Statement does not contain any untrue statement of any material fact or omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

The Subadviser further agrees to notify TAM and the Trust promptly of any statement about the Subadviser contained in the Registration Statement that becomes untrue in any material respect or if the Registration Statement omits any statement of material fact about the Subadviser that is required to be stated therein or necessary to make the statements contained therein not misleading.

With respect to the disclosure respecting the Fund, the Subadviser represents, warrants and agrees that the description in the Registration Statement, including the Fund’s investment objective, investment strategies and risks (the “Description”) as of the effective date of this Agreement is consistent with the manner in which the Subadviser is expected to manage the Fund, and the identification and description of risks in the Registration Statement is inclusive of, and accurately describes in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

The Subadviser further agrees to notify TAM and the Trust promptly in the event that the Subadviser becomes aware that the Description for the Fund is inconsistent with the manner in which the Subadviser is managing the Fund, or in the event that the identification and description of risks in the Registration Statement fails to include, or accurately describe in all material respects, all material risks known to the Subadviser that may arise in connection with the management of the Fund by the Subadviser.

12. Use of Name. TAM and the Trust are authorized to use the name of the Subadviser and any marks, symbols or logos of the Subadviser in registration statements, advertising or otherwise. If this Agreement is terminated with respect to the Fund and the Subadviser no longer serves as subadviser to the Fund, the Trust and TAM shall cease using its name and its marks, symbols or logos as soon as reasonably practicable, except to the extent that continued use is required by applicable laws, rules, and regulations. This section will survive any termination of this Agreement.

13. Meanings of Certain Terms. For the purposes of this Agreement, the Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC or its Staff by any rule, regulation or order.

14. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to the Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to the Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of the Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust, TAM and the Subadviser.

15. Books and Records. The Subadviser agrees that it will keep records relating to its services hereunder in accordance with all applicable laws, and in compliance with the requirements of Rule 31a-3 under the 1940 Act. The Subadviser further agrees to arrange for the preservation of the records required to be maintained by it by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.

16. Independent Contractor. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or TAM in any way or otherwise be deemed to be an agent of the Fund or TAM.

17. Notices. Any notice herein required is to be in writing and is deemed to have been given to Subadviser or TAM upon receipt of the same at their respective addresses set forth below. All written notices required or permitted to be given under this Agreement will be delivered by personal service, by postage mail return receipt requested, by electronic mail (which shall be deemed to be “in writing” for purposes of this Agreement) or by facsimile machine or a similar means of same delivery which provides evidence of receipt (with a conforming copy by mail as set forth herein).

All notices provided to TAM will be sent to the attention of:

TRANSAMERICA ASSET MANAGEMENT, INC.

1801 California Street, Suite 5200

Denver, CO 80202

Attention: Legal Department

All notices provided to Subadviser will be sent to the attention of:

GREYSTONE MANAGED INVESTMENTS INC.

300 Park Centre, 1230 Blackfoot Drive

Regina, Saskatchewan S4S 7G4

Attention: Legal Counsel

Facsimile Number: (306) 586-1631

Email: Legal@greystone.ca

TAM and Subadviser agree that instructions or other communications related to this Agreement may be transmitted via the internet or other similar media, and that there is no guarantee that such communications will be delivered to the intended recipient promptly, in the correct format or at all.

18. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.

19. FORM ADV. TAM and the Fund acknowledge receipt of Part 2 of Subadviser’s Form ADV prior to entering into this Agreement, and acknowledge its understanding of the potential conflicts of interest disclosed therein.

20. Third Party Beneficiaries. The parties hereto acknowledge and agree that the Trust and the Fund are third-party beneficiaries as to the covenants, obligations, representations and warranties undertaken by the Subadviser under this Agreement and as to the rights and privileges to which TAM is entitled pursuant to this Agreement, and that the Trust and the Fund are entitled to all of the rights and privileges associated with such third-party-beneficiary status. This Agreement does not, and is not intended to, create any other third-party beneficiary or otherwise confer any rights, privileges, claims or remedies upon any shareholder or other person other than the Trust, the Fund, and the parties and their respective successors and permitted assigns.

21. Governing Law and Forum Selection. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of New York without regard to conflicts of laws principles. Any legal suit, action or proceeding related to, arising out of or concerning this Agreement shall be brought only in the U.S. District Court for the Southern District of New York, or if such action may not be brought in that court, then such action shall be brought in the New York Supreme Court (the “Designated Courts”). Each party (a) consents to jurisdiction in the Designated Courts; (b) waives any objection to venue in either Designated Court and (c) waives any objection that either Designated Court is an inconvenient forum. For any action commenced in the New York Supreme Court, application shall be submitted to the Commercial Division.

22. Interpretation. Nothing contained herein shall be deemed to require the Trust or Subadviser to take any action contrary to its Governing Documents, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Trust.

23. Further Assurances. Each party agrees to perform such further acts and execute such further documents as are reasonably necessary to effectuate the purposes of this Agreement and the arrangements contemplated thereby, including without limitation concerning the winding down or liquidation of any Fund investments.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA ASSET MANAGEMENT, INC.

By:	/s/ Christopher A. Staples
Name:	Christopher A. Staples
Title:	Senior Director, Investments

GREYSTONE MANAGED INVESTMENTS INC.

By:	/s/ Jeff Robertson
Name:	Jeff Robertson
Title:	President & Managing Director

By:	/s/ Tom Mamic, CPA, CA
Name:	Tom Mamic
Title:	Managing Director and Chief Financial Officer

Schedule A

Fund	Investment Subadvisory Fee*
Transamerica Greystone International Growth VP	0.27% of the first $1 billion;** 0.25% over $1 billion up to $2 billion: 0.24% over $2 billion

*	As a percentage of net assets on an annual basis
**	The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the assets of Transamerica International Growth.

Schedule B

Authorized Agents of Transamerica Asset Management, Inc.

TRANSAMERICA FUNDS

Transamerica International Growth

TRANSAMERICA SERIES TRUST

Transamerica Greystone International Growth VP

1801 California Street, Suite 5200

Denver, CO 80202

Telephone:

1-888-233-4339 for Transamerica International Growth

or

1-800-851-9777 for Transamerica Greystone International Growth VP

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the more complete Joint Information Statement that is available to you on the internet relating to Transamerica International Growth and Transamerica Greystone International Growth VP (each a “Fund,” and collectively, the “Funds”). Transamerica International Growth is a series of Transamerica Funds and Transamerica Greystone International Growth VP is a series of Transamerica Series Trust (together with Transamerica Funds, the “Trusts”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The full Joint Information Statement details a recent sub-adviser change relating to each Fund. Specifically, the Board of Trustees of the Trusts has approved a new sub-advisory agreement on behalf of each Fund between Transamerica Asset Management, Inc. (“TAM”) and Greystone Managed Investments Inc. (“Greystone”). Greystone began sub-advising Transamerica International Growth on March 1, 2018, and Transamerica Greystone International Growth VP on May 1, 2018. In connection with the change in sub-adviser, and as discussed in the applicable Prospectus, Summary Prospectus and Statement of Additional Information supplements dated December 21, 2017 for each of Transamerica International Growth and Transamerica Greystone International Growth VP, and reflected in Transamerica International Growth’s Prospectus, Summary Prospectus, and Statement of Additional Information dated March 1, 2018, and Transamerica Greystone International Growth VP’s Prospectus, Summary Prospectus, and Statement of Additional Information dated May 1, 2018, changes were also made to the Funds’ names, fees and expenses, principal investment strategies, principal risks and portfolio managers. TAM continues to serve as the Funds’ investment manager.

The Trusts and TAM have received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that permits TAM to enter into and materially amend sub-advisory agreements (with non-affiliated entities) with the approval of the Board of Trustees, including a majority of Board Members who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940, as amended, of the parties to the agreement, without obtaining investor approval. The Order instead requires that an information statement be sent to you. In lieu of physical delivery of the Information Statement, the Trusts will make the Joint Information Statement available to you online.

The Joint Information Statement will be available on the Transamerica website until at least December 1, 2018 at https://www.transamerica.com/media/tf-tst-mfs-to-greystone_tcm145-106495.pdf. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Funds at 1-888-233-4339 for Transamerica International Growth and 1-800-851-9777 for Transamerica Greystone International Growth VP.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. There is no charge to you for requesting a copy.